                                                        Exhibit 99.2
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE: BARBARA J. HOUSER
----------------------------------------

                         UNITED STATES BANKRUPRTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 32, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                              CHIEF FINANCIAL OFFICER
----------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

DREW KEITH                                            9/20/2002
----------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE


PREPARER:


/s/ Kevin K. Craig                          CONTROLLER, KITTY HAWK INC.
----------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           Title

KEVIN K. CRAIG                                        9/20/2002
----------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                 DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-1
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
COMPARATIVE  BALANCE  SHEET
---------------------------------------------------------------------------------------------------
                                                        MONTH           MONTH           MONTH
                                       SCHEDULE     -----------------------------------------------
ASSETS                                  AMOUNT        JULY, 2002     AUGUST, 2002   SEPTEMBER, 2002
---------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $     16,904   $       1,433   $       1,577         $0
---------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                 $          0   $           0   $           0         $0
---------------------------------------------------------------------------------------------------
3.   TOTAL CASH                      $     16,904   $       1,433   $       1,577         $0
---------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $ 29,303,045   $   1,190,687   $     783,498         $0
---------------------------------------------------------------------------------------------------
5.   INVENTORY                       $  1,508,508   $   1,264,422   $   1,567,165         $0
---------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                $          0   $           0   $           0         $0
---------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                $  2,294,717   $   3,101,877   $   1,603,935         $0
---------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $111,256,463    ($19,607,947)  $  12,243,607         $0
---------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $144,379,636    ($14,049,528)  $  16,199,782         $0
---------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $166,772,560   $  51,692,018   $  49,004,066         $0
---------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION          $          0   $  39,185,507   $  37,358,302         $0
---------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $166,772,560   $  12,506,511   $  11,645,764         $0
---------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS
---------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)      $          0   $   2,026,460   $   2,026,280         $0
---------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)             $          0
---------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $311,152,196   $     483,443   $  29,871,826         $0
---------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                               $     639,876   $     149,097         $0
---------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                  $       6,063   $       7,637         $0
---------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                  $   1,129,253   $   1,013,229         $0
---------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                              $           0   $           0         $0
---------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                   $   5,254,426   $   5,092,696         $0
---------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                             ($47,350,541)   ($34,431,680)        $0
---------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                     ($40,320,923)   ($28,169,021)        $0
---------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                   $           0   $           0         $0
---------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $  2,177,962   $           0   $           0         $0
---------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $184,252,878   $  29,458,871   $  29,645,594         $0
---------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)             $          0   $  20,035,051   $  20,035,792         $0
---------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $186,430,840   $  49,493,922   $  49,681,386         $0
---------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $186,430,840   $   9,172,999   $  21,512,365         $0
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                     $  69,645,449   $  69,645,449         $0
---------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                ($78,335,005)   ($61,285,988)        $0
---------------------------------------------------------------------------------------------------
32.  DIRECT  CHARGES  TO  EQUITY
     (ATTACH  EXPLANATION)                          $           0
---------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $          0     ($8,689,556)  $   8,359,461         $0
---------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $186,430,840   $     483,443   $  29,871,826         $0
---------------------------------------------------------------------------------------------------
                                                    $           0   $           0         $0
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------
                                               MONTH          MONTH           MONTH
                                           ----------------------------------------------      QUARTER
REVENUES                                    JULY, 2002     AUGUST, 2002   SEPTEMBER, 2002       TOTAL
---------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                        $    398,528   $     343,529         $0          $     742,057
---------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS             $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
3.   NET REVENUE                           $    398,528   $     343,529         $0          $     742,057
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4.   MATERIAL                              $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
5.   TOTAL CASH                            $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                       $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD              $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                          $    398,528   $     343,529         $0          $     742,057
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION        $     15,417   $      15,417         $0          $      30,834
---------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                   $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE              $    140,328   $     100,401         $0          $     240,729
---------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                          $    898,409   $   1,025,978         $0          $   1,924,387
---------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                   $  2,899,660   $   3,401,458         $0          $   6,301,118
---------------------------------------------------------------------------------------------------------
14   TOTAL OPERATING EXPENSES              $  3,953,814   $   4,543,254         $0          $   8,497,068
---------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                       ($3,555,286)    ($4,199,725)        $0            ($7,755,011)
---------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)      $          0    ($29,389,086)        $0           ($29,389,086)
---------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)     $      9,878   $      14,559         $0          $      24,437
---------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                      $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION              $     69,645   $      43,806         $0          $     113,451
---------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                          $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                    ($3,861,787)    ($3,284,033)        $0            ($7,145,820)
---------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES            ($3,782,264)   ($32,614,754)        $0           ($36,397,018)
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                     $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                     $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                   $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES         $          0   $           0         $0          $           0
---------------------------------------------------------------------------------------------------------
27.  INCOME TAX                            $     90,792   $  11,366,011         $0          $  11,456,803
---------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                     $    136,186   $  17,049,018         $0          $  17,185,204
---------------------------------------------------------------------------------------------------------
                                           $          0   $           0         $0
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

--------------------------------------------------------------------------------------------------
                                         MONTH         MONTH           MONTH
CASH RECEIPTS AND                     --------------------------------------------      QUARTER
DISBURSEMENTS                         JULY, 2002    AUGUST, 2002   SEPTEMBER, 2002       TOTAL
--------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH        $    1,117   $       1,433        $1,577       $       1,117
--------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------
2.   CASH SALES                       $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------
3.   PREPETITION                      $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
4.   TOTAL CASH                       $  478,420   $  31,557,441        $    0       $  32,035,861
--------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS         $  478,420   $  31,557,441        $    0       $  32,035,861
--------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)   $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                   $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)               ($478,104)   ($31,557,297)       $    0        ($32,035,401)
--------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS      ($478,104)   ($31,557,297)       $    0        ($32,035,401)
--------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                   $      316   $         144        $    0       $         460
--------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE             $    1,433   $       1,577        $1,577       $       1,577
--------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------
12.  NET PAYROLL                      $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID               $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID    $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES            $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
16.  UTILITIES                        $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
17.  INSURANCE                        $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES              $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                 $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
20.  TRAVEL                           $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                    $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE            $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
23.  SUPPLIES                         $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
24.  ADVERTISING                      $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)              $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS    $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)              $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES    $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS              $        0   $           0        $    0       $           0
--------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                    $      316   $         144        $    0       $         460
--------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH              $    1,433   $       1,577        $1,577       $       1,577
--------------------------------------------------------------------------------------------------
                                      $        0   $           0
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

------------------------------------------------------------------------------------------
                                                 MONTH         MONTH            MONTH
                                  SCHEDULE     -------------------------------------------
ACCOUNTS RECEIVABLE AGING          AMOUNT      JULY, 2002   AUGUST, 2002   SEPTEMBER, 2002
------------------------------------------------------------------------------------------
1.   0-30                        $27,808,237   $1,104,634     $390,038           $0
------------------------------------------------------------------------------------------
2.   31-60                       $   648,873    ($241,177)    $ 81,191           $0
------------------------------------------------------------------------------------------
3.   61-90                       $   923,454   $      140     $  5,385           $0
------------------------------------------------------------------------------------------
4.   91+                            ($77,519)  $1,754,098     $227,560           $0
------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE   $29,303,045   $2,617,695     $704,174           $0
------------------------------------------------------------------------------------------
6.   TOTAL CASH
------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)   $29,303,045   $2,617,695     $704,174           $0
------------------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                     MONTH: AUGUST, 2002
------------------------------------------------------------------------------------------
                                       0-30        31-60      61-90       91+
TAXES PAYABLE                          DAYS        DAYS       DAYS       DAYS      TOTAL
------------------------------------------------------------------------------------------
1.   FEDERAL                         $  3,337   $        0   $     0   $      0   $  3,337
------------------------------------------------------------------------------------------
2.   STATE                           $  4,300   $        0   $     0   $      0   $  4,300
------------------------------------------------------------------------------------------
3.   LOCAL                           $      0   $        0   $     0   $      0   $      0
------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)             $      0   $        0   $     0   $      0   $      0
------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE             $  7,637   $        0   $     0   $      0   $  7,637
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE                $171,133    ($142,232)  $17,789   $102,407   $149,097
------------------------------------------------------------------------------------------

                                                                                  $      0

----------------------------------------
STATUS OF POSTPETITION TAXES                                 MONTH: AUGUST, 2002
------------------------------------------------------------------------------------------
                                         BEGINNING       AMOUNT                   ENDING
                                            TAX       WITHHELD AND/    AMOUNT       TAX
FEDERAL                                  LIABILITY*    OR ACCRUED       PAID     LIABILITY
------------------------------------------------------------------------------------------
1.   WITHHOLDING**                         $    0        $619,576     $619,576     $    0
------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                       $    0                                  $    0
------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                       $    0                                  $    0
------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                          $    0                                  $    0
------------------------------------------------------------------------------------------
5.   INCOME                                $    0        $      0     $      0     $    0
------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                   $2,687        $  3,337     $  2,687     $3,337
------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                   $2,687        $622,913     $622,263     $3,337
------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------
8.   WITHHOLDING                           $    0                                  $    0
------------------------------------------------------------------------------------------
9.   SALES                                 $    0                                  $    0
------------------------------------------------------------------------------------------
10.  EXCISE                                $3,376        $  4,300     $  3,376     $4,300
------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                          $    0                                  $    0
------------------------------------------------------------------------------------------
12.  REAL PROPERTY                         $    0                                  $    0
------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                     $    0        $      0     $      0     $    0
------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                   $    0        $    223     $    223     $    0
------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                   $3,376        $  4,523     $  3,599     $4,300
------------------------------------------------------------------------------------------
16.  TOTAL TAXES                           $6,063        $627,436     $625,862     $7,637
------------------------------------------------------------------------------------------

                                                                                   $    0

* The beginning tax liability should represent the liability from the prior month or, if his is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                            MONTH: AUGUST, 2002

     TOTAL CASH
----------------------------------------
BANK RECONCILIATIONS
                                            Account #1         Account #2      Account #3
-------------------------------------------------------------------------------------------------
A.      BANK:                                Bank One           Bank One
-----------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                     100130152          1589845773                   TOTAL
-----------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                 Operating Account   Auction Proceeds
-------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                $  0                 $0                      $  0
-------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED          $  0                 $0                      $  0
-------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS              $  0                 $0                      $  0
-------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                   $327                 $0                      $327
-------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS               $327                 $0             $0       $327
-------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------
                                                        DATE OF     TYPE OF    PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE   INSTRUMENT     PRICE     VALUE
-------------------------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                            $0       $0
-------------------------------------------------------------------------------------------------

----------------------------------------
CASH
-------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                      $1,250
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                             $1,577
-------------------------------------------------------------------------------------------------
                                                                                           $    0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                        MONTH: AUGUST, 2002

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMTOTAL CASH PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------
                      INSIDERS
----------------------------------------------------
                      TYPE OF   AMOUNT    TOTAL PAID
        NAME          PAYMENT    PAID      TO DATE
----------------------------------------------------
1.   Clark Stevens     Salary   $15,417   $  519,581
----------------------------------------------------
2.   Donny Scott       Salary   $     0   $  541,190
----------------------------------------------------
3.   Susan Hawley      Salary   $     0   $   41,667
----------------------------------------------------
4.
----------------------------------------------------
5.
----------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                $15,417   $1,102,438
----------------------------------------------------

-----------------------------------------------------------------------------------------------
                                            PROFESSIONALS
-----------------------------------------------------------------------------------------------
                                  DATE OF COURT                                        TOTAL
                                ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID   INCURRED
             NAME                    PAYMENT        APPROVED    PAID     TO DATE     & UNPAID *
-----------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
-----------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                  $0        $0         $0           $0
-----------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                                     SCHEDULED   AMOUNTS
                                      MONTHLY      PAID        TOTAL
                                     PAYMENTS     DURING       UNPAID
           NAME OF CREDITOR             DUE       MONTH     POSTPETITION
------------------------------------------------------------------------
1.   PEGASUS                          $205,483   $205,483        $0*
------------------------------------------------------------------------
2.   CORPORATE TRUST/TRANS AMERICA    $      0   $      0        $0
------------------------------------------------------------------------
3.   PROVIDENT                        $ 85,000   $ 85,000        $0*
------------------------------------------------------------------------
4.   COAST BUSINESS                   $150,000   $150,000        $0*
------------------------------------------------------------------------
5.   WELLS FARGO                      $      0   $      0        $0
------------------------------------------------------------------------
6.   TOTAL                            $440,483   $440,483        $0
------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                        MONTH: AUGUST, 2002

----------------------------------------
QUESTIONNAIRE

--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE               X
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                         X
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.   TOTAL CASH                                                             X
     LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                 X
     THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                       X
     DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                     X
     PAST DUE?
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                         X
     DELINQUENT?
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                        X
     REPORTING PERIOD?
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1a.) $297,156 NBV I/C Transfer of SEA Equipment from Postal unit to Cargo

----------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER         X
     NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
TYPE OF                                                           PAYMENT AMOUNT
 POLICY              CARRIER            PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    FOOTNOTES SUPPLEMENT
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                                ACCRUAL BASIS
----------------------------------------

                                                        MONTH: AUGUST, 2002

--------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                             FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      2              13        SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
--------------------------------------------------------------------------------------------------------------------
                                  SFAS 121 Writedown Adjustment of $257,832 in 9/01& $27,211 in 10/01
--------------------------------------------------------------------------------------------------------------------
                               SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      3               8        All cash received into the subsidiary cash account is swept
--------------------------------------------------------------------------------------------------------------------
                                  each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      3              31        All disbursements (either by wire transfer or check), including payroll, are
--------------------------------------------------------------------------------------------------------------------
                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------------------------------------------
                                  account.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      4               6        All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------------------
                                  at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------------------------------------------
                                  down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      6           Insiders     Payments to insiders include a portion of the Court approved retention
--------------------------------------------------------------------------------------------------------------------
                                  payments in the month of January.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      6         Notes/Leases   Pegasus Lease Payments for March & April '02 were not made, pending legal
--------------------------------------------------------------------------------------------------------------------
                                  resolution to previous Rate Reduction agreement & BR Court approval
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      6         Notes/Leases   Pegasus Lease Payments resumed on (4) aircraft in May'02, with purchase of
--------------------------------------------------------------------------------------------------------------------
                                  (2) aircraft & (6) engines replacing two leases with a Note Payable of $1,500,000.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      7               3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------------------------------------------
                                  subsidiaries. Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      3               3        The current general ledger system is not able to provide a detail of customer
--------------------------------------------------------------------------------------------------------------------
                                  cash receipts segregated by prepetition and post petition accounts receivable.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      1             PP&E       SEA Station Outsourced & Fixed Assets Transferred I/C at NBV $297,156
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                  AUGUST, 2002

ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                               $  12,243,607 Reported
                                                       -------------
        Intercompany Receivables                           7,691,272
        Deposits - State Street Bank (TA Air)                      0
        Deposits - Landing & Parking                          84,000
        Deposits - Ventura Aerospace                          65,125
        Deposits - Rent                                      113,643
        Deposits - Misc                                      325,500
        A/C Held for Resale/TIMCO Cr                       3,871,334
        Intangible - Mather                                   92,733
                                                       -------------
        TOTAL CASH                                        12,243,607 Detail
                                                       -------------
                                                                  -- Difference

14.  OTHER (ATTACH LIST)                               $   2,026,280 Reported
                                                       -------------
        Deposits - Aircraft Leases                         2,026,280
        Intangible - ATAZ STC                                      0
                                                       -------------
                                                           2,026,280 Detail
                                                       -------------
                                                                  -- Difference

22.  OTHER (ATTACH LIST)                               $ (34,431,680)Reported
                                                       -------------
        Accrued A/P                                        1,102,346
        Deposit held for ATAZ sale                                 0
        Accrued Salaries & Wages                             644,015
        Accrued 401K & Misc PR Deductions                     68,578
        Accrued PR Taxes (FICA)                               47,485
        Accrued Fuel Exp                                   1,696,559
        Accrued Interest                                           0
        Accrued Misc Expense *(Prior Years)                4,202,118
        Accrued Maintenance Reserves                      (1,331,470)
        Accrued Other Taxes                                   85,609
        Accrued Fed Income Tax (Post)                    (40,946,920)
                                                       -------------
                                                         (34,431,680)Detail
                                                       -------------
                                                                  -- Difference

27.  OTHER (ATTACH LIST)                               $  20,035,792 Reported
                                                       -------------
        Accrued A/P                                        5,543,171
        Accrued Maintenance Reserves                      10,267,512
        Accrued Fed Income Tax (Pre)                       3,332,363
        Accrued Taxes - Other                                    474
        FINOVA Equip Accrued                                 307,272
        Pegasus Lease Incentive                              585,000
                                                       -------------
                                                          20,035,792 Detail
                                                       -------------
                                                                  -- Difference
                                                       -------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                  AUGUST, 2002

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                               $   3,401,458 Reported
                                                       -------------
        Aircraft Expense                                     497,640
        Maintenance                                        1,035,210
        Fuel                                                  34,555
        Ops Wages                                          1,419,712
        Ops Wages-Grnd                                             0
        Ground Handling                                            0
        Other Operating Exp                                  414,341
        Contract Labor (I/C)                                       0
        SFAS 121 Write-down of Assets, W-Net Cancel                0
                                                       -------------
                                                           3,401,458 Detail
                                                       -------------
                                                                  -- Difference

16   NON OPERATING INCOME (ATT. LIST)                   ($29,389,086)Reported
                                                       -------------
        Non-Op Income                                    (29,389,086)Detail
                                                       -------------
                                                                  -- Difference

17   NON OPERATING EXPENSE (ATT. LIST)                 $      14,559 Reported
                                                       -------------
        Interest Expense                                      14,559 Detail
                                                       -------------
                                                                  -- Difference

21   OTHER (ATTACH LIST)                                 ($3,284,033)Reported
                                                       -------------
        (Gain)/Loss on Sale of Assets                            154
        Settlement Payment for A/C Return N264US           1,000,000
        Credit for Allocation of A/C Costs to KH I/C      (4,284,187)
                                                       -------------
                                                          (3,284,033)Detail
                                                       -------------
                                                                  -- Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 (31,557,297)Reported
                                                       -------------
        Transfer to Inc - all money sweeps               (31,557,297)Detail
          to KH Inc. Case #400-42141                   -------------
                                                                  -- Difference
                                                       -------------

29   OTHER (ATTACH LIST)                                          -- Reported
                                                       -------------
        Payment of Auction Procedes                               -- Detail
          to KH Inc. Case #400-42141                   -------------
                                                                  -- Difference
                                                       -------------

ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                       3,337 Reported
                                                       -------------
        Payment Of FET for 07/31/02                            3,337 Detail
                                                       -------------
                                                                  -- Difference
                                                       -------------

14.  OTHER (ATTACH LIST)                                         223 Reported
                                                       -------------
        Payment Of Texas State Franchise Taxes '00               223 Detail
                                                       -------------
                                                                  -- Difference
                                                       -------------